THE BERWYN FUND, INC.

AMENDMENT, DATED OCTOBER 22, 1997 TO THE PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION
DATED MARCH 27, 197



	At a meeting of the Board of Directors of The Berwyn Fund, Inc. (the "Fund"), held on October 21, 1997, the Board voted to close the Fund to new investors effective January 1, 1998. Beginning on January 1, 1998, no new investors will be permitted to open accounts in the Fund. Investors who are shareholders on December 31, 1997 will be allowed to increase their investments in the Fund and to open new accounts.

	Also the exchange privilege between the Fund and Berwyn Income Fund and between the Fund and the Rodney Square Fund or the Rodney Square Tax Exempt Fund (the "Rodney Square Funds") has been modified. Only investors who own shares of Berwyn Income Fund or one of the Rodney Square Funds as of December 31, 1997 will be permitted to exchange the shares of any of those funds for shares of The Berwyn Fund, Inc. on or after January 1, 1998.

	Shareholders in The Berwyn Fund, Inc. will still be permitted to exchange their shares for shares in one of the other funds without restriction.